THE DUNHAM FUNDS

Supplement dated June 29, 2007 (effective at the close of business) to the Prospectuses for Class C and Class N shares dated February 28, 2007 and to the prospectus for Class A shares dated December 31, 2006

The Board of Trustees of The Dunham Funds, a separate series of AdvisorOne Funds, has concluded that due to the small size of the Dunham Short-Term Bond Fund (Fund), it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on August 17, 2007.

Effective July 2, 2007, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

After June 29, 2007 and prior to August 17, 2007, you may redeem or exchange your shares, including reinvested distributions, in accordance with the “Redemption of Shares” and/or “Exchanging Shares” sections in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gain.  Please refer to the “Federal Tax Considerations” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO AUGUST 17, 2007 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or Dunham & Associates Investment Counsel, Inc. at 800-442-4358.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, the Supplement dated June 29, 2007, and the existing Class C and Class N Prospectuses date February 28, 2007 and the existing Class A Prospectus dated December 31, 2006, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 28, 2007 (as revised May 22, 2007) have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-888-3DUNHAM (338-6426).